Exhibit 99.1

Murphy Canyon Acquisition Corp. Announces Stockholder
Approval of the Proposed Combination with Conduit Pharmaceuticals Limited

San Diego, California – September 20, 2023 – Murphy Canyon Acquisition Corp. (Nasdaq: MURF) (“MURF” or “Murphy Canyon”), a special purpose acquisition company, announced today that at a special meeting of the MURF stockholders (the “Special Meeting”) held today, MURF’s stockholders voted in favor of the proposed business combination (the “Business Combination”) with Conduit Pharmaceuticals Limited (“Conduit”) and the related proposals. As a result, the completion of the Business Combination is expected to occur as soon as practicable, subject to the satisfaction or waiver of remaining closing conditions. Following the completion of the Business Combination, the newly combined company will operate as Conduit Pharmaceuticals Inc. and its common stock and public warrants will trade on The Nasdaq Global Market under the symbols “CDT” and “CDTTW”. Assuming that closing is completed on September 21, 2023, trading in the common stock and public warrants is expected to continue on Nasdaq, switching from the symbols “MURF” and “MURFW” to the new symbols “CDT” and “CDTTW”, respectively, at the open of trading on September 22, 2023.

About Conduit

Conduit is a disease agnostic life science company providing an efficient model for compound development. Formed in 2019, Conduit is a departure from the traditional big pharma/biotech business model whereby, typically companies shepherd their assets through regulatory approval, Conduit acquires assets that are Phase II-ready and then seeks an exit through third-party license deals following successful clinical trials. Conduit is led by a highly experienced team of pharmaceutical executives, including Dr. David Tapolczay and Dr. Freda Lewis-Hall, and was established to fund the development of clinical molecules licensed from major pharmaceutical companies.

About Murphy Canyon Acquisition Corp.

Murphy Canyon is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Management is led by Jack Heilbron, Chief Executive Officer and Chairman of the Board of Directors. Murphy Canyon is sponsored by Murphy Canyon Acquisition Sponsor, LLC, a wholly owned subsidiary of Presidio Property Trust, Inc. (Nasdaq: SQFT), which is expected to own 4,015,250 shares of Conduit after the successful completion of the Business Combination.

Important Information and Where to Find It

This press release relates to a proposed transaction between Conduit and MURF. In connection with the proposed Business Combination, Murphy Canyon filed its registration statement on Form S-4 that includes a proxy statement with respect to the stockholder meeting of Murphy Canyon and a prospectus with respect to securities of the combined company (the “Registration Statement”). The proxy statement/prospectus was sent to all Murphy Canyon stockholders. Murphy Canyon has also filed prospectus supplements amending the proxy statement/prospectus that was sent to all Murphy Canyon stockholders. Murphy Canyon has filed and will file other documents regarding the proposed Business Combination with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITIES HOLDERS OF MURPHY CANYON ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, PROSPECTUS SUPPLEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE SINCE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION.

Investors and securities holders are able to obtain free copies of the Registration Statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Murphy Canyon through the website maintained by the SEC at https://sec.gov/. In addition, the documents filed by Murphy Canyon may be obtained free of charge from Murphy Canyon’s website at https://murphycanyonac.com or by written request to info@murphycanyonac.com. Additional information about the business combination agreement dated November 8, 2022, as amended (the “Business Combination Agreement”), and the transactions contemplated thereby (the “Transaction”) and investor presentations, were provided in Current Reports on Form 8-K filed by Murphy Canyon with the SEC which can be accessed at www.sec.gov as well as online at https://murphycanyonac.com.

No Offer or Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of Murphy Canyon or Conduit, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Murphy Canyon and Conduit. All statements other than statements of historical facts contained in this press release are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed transaction: the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Murphy Canyon’s securities; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of Murphy Canyon or other conditions to closing in the Business Combination Agreement; the inability to obtain or maintain the listing of Murphy Canyon’s common stock on Nasdaq following the Transaction; the risk that the Transaction disrupts current plans and operations of Conduit as a result of the announcement and consummation of the Transaction; the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; the risks that Conduit’s product candidates in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable authorities; costs related to the Transaction; changes in applicable laws or regulations; the possibility that Murphy Canyon or Conduit may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties to be identified in the proxy statement/prospectus relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Murphy Canyon. Moreover, Conduit operates in a very competitive and rapidly changing environment. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Murphy Canyon’s and Conduit’s control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law. Murphy Canyon and Conduit assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Murphy Canyon nor Conduit gives any assurance that either Murphy Canyon or Conduit or the combined company will achieve its expectations.

Contacts

Adam Sragovicz

Murphy Canyon Acquisition Corp.

adam.sragovicz@murphycanyonac.com

Jamie Bligh

Conduit Pharmaceuticals Limited

jb@conduitpharma.com